Exhibit 10.33(a)

FIRST AMENDMENT

MARINEMAX EAST, INC. and AZIMUT BENETTI, S.P.A.

DEALERSHIP AGREEMENT 2008 - 2010

THIS FIRST AMENDMENT (“AMENDMENT”) to the Dealership Agreement by and between AZIMUT BENETTI S.P.A., (“AZIMUT”) and MARINEMAX EAST, INC., d/b/a MARINEMAX (“DEALER”) dated September 1, 2008 (“AGREEMENT”) is entered into as of the 22 day of June, 2010.

WHEREAS, the parties desire to modify the Agreement as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and the benefits to be derived by each party, the sufficiency of which is acknowledged, the parties agree as follows:

1. Definitions: Section IX of Definitions (“Territory”) is hereby amended to include the following territory:

THE STATE OF GEORGIA

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 22 day of June, 2010.

AZIMUT BENETTI S.P.A		MARINEMAX EAST, INC.
d/b/a MARINEMAX

By:	/s/ Marco Valle	By:	/s/ Michael H. McLamb
Print Name: Marco Valle		Print Name: Michael H. McLamb
Title: Sales Director		Title: Vice President